Your **Vote** Counts!

WAYSTAR HOLDING CORP.

2026 Annual Meeting
Vote by May 31, 2026
11:59 PM MT



WAYSTAR HOLDING CORP.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

V92541-P51259

You invested in WAYSTAR HOLDING CORP. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 1, 2026.**

Get informed before you vote

View the Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 18, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 1, 2026
10:00 a.m., Mountain Time

Virtually at:
www.virtualshareholdermeeting.com/WAY2026

*Please check the meeting materials for any special requirements for meeting attendance.

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Elect the four Class II directors named in our proxy statement to hold office until the 2029 annual meeting of stockholders and until their respective successors have been elected and qualified. **Nominees:** 01) Robert A. DeMichiei 02) John Driscoll 03) Paul G. Moskowitz 04) Lauren Young	For
2. Ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.	For
3. Indicate, on a non-binding advisory basis, the frequency of future advisory votes to approve the compensation of our Named Executive Officers.	1 Year
NOTE: To transact such other business as may properly come before the annual meeting of stockholders or any adjournment thereof.	

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

WAYSTAR HOLDING CORP.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Mountain Time on May 31, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/WAY2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Mountain Time on May 31, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V92461-P51259

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WAYSTER HOLDING CORP.

The Board of Directors recommends you vote FOR each of the following nominees:

	For All	Withhold All	For All Except
1. Elect the four Class II directors named in our proxy statement to hold office until the 2029 annual meeting of stockholders and until their respective successors have been elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Robert A. DeMichiei
02) John Driscoll
03) Paul G. Moskowitz
04) Lauren Young

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. Ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐

The Board of Directors recommends you vote ONE YEAR on the following proposal:

	1 Year	2 Years	3 Years	Abstain
3. Indicate, on a non-binding advisory basis, the frequency of future advisory votes to approve the compensation of our Named Executive Officers.	☐	☐	☐	☐

NOTE: To transact such other business as may properly come before the annual meeting of stockholders or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report are available at www.proxyvote.com.

V92462-P51259

WAYSTAR HOLDING CORP.
ANNUAL MEETING OF STOCKHOLDERS
MONDAY, JUNE 1, 2026, 10:00 A.M., MOUNTAIN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Matthew J. Hawkins, Steven M. Oreskovich, and Gregory R. Packer, or any one of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Waystar Holding Corp. that the undersigned would be entitled to vote at the annual meeting of stockholders to be held at 10:00 a.m., Mountain Time, on Monday, June 1, 2026, at www.virtualshareholdermeeting.com/WAY2026 and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Continued and to be signed on the reverse side.